Class	C:	PWRCX

a series of Northern Lights Fund Trust

Supplement dated January 2, 2015 to the Prospectus and Statement of Additional Information

dated November 17, 2014

Please be advised that effective immediately, a contingent deferred sales charge will be assessed only to Class C shares of the Power Income Fund (the “Fund”) purchased on or before January 1, 2015, which are sold within one year of purchase. Class C shares of the Fund purchased after January 1, 2015 will not be subject to a contingent deferred sales charge.

Therefore, the fee table on page 1 of the prospectus has been amended and restated as shown below.  Any references to a contingent deferred sales charge in the prospectus or statement of additional information (“SAI”) should reflect the fact that such fees will be charged only for Class C shares of the Fund purchased on or before January 1, 2015 which are sold within one year of purchase.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold Class C shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price or the redemption proceeds, whichever is less)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of amount redeemed)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	0.27%
Acquired Fund Fees and Expenses (1)	0.59%
Total Annual Fund Operating Expenses	2.86%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Please be further advised that effective immediately that any and all fees or commissions paid to brokers or distributors of Class C shares of the Fund under to the Distribution Plan adopted by the Fund pursuant to Rule 270.12b-1 of the Investment Company Act of 1940 will be paid on a monthly basis following the sale of those shares.

Accordingly, the third paragraph under the How To Purchase Shares section of the prospectus on page 11 of that document is amended as follows:

Brokers that have entered into selling agreements with the Fund’s distributor may receive an annualized commission of up to 1.00% of the purchase price of Class C shares, paid on a monthly basis following the sale of those shares.

*    *    *   *    *    *

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated November 17, 2014, which provides information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-877-7-PWRINC.

Please retain this Supplement for future reference.